UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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[ ]	Definitive Proxy Statement
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Investment Grade Municipal Income Fund Inc.

(Name of Registrant as Specified In Its Charter)

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On January 6, 2010, Investment Grade Municipal Income Fund Inc. (the “Fund”) made a definitive filing with the Securities and Exchange Commission of a proxy statement and accompanying WHITE proxy card with respect to the Special Meeting of Shareholders of the Fund to be held on February 23, 2010. The following additional proxy solicitation materials are expected to be mailed to shareholders on February 2, 2010.

Investment Grade Municipal Income Fund Inc.

1285 Avenue of the Americas
New York, New York 10019-6028

February 2, 2010

Dear Stockholder:

Time is running short, and the Special Meeting of Stockholders is rapidly approaching. According to our records, your vote has not yet been received. To avoid adjournments and additional proxy solicitation costs, the Board of Directors is asking you to use the enclosed proxy card to authorize your proxy to vote “FOR” the proposal to liquidate and dissolve Investment Grade Municipal Income Fund Inc. (the “Fund”) pursuant to a Plan of Liquidation (the “Plan”). We hope you will take this opportunity to vote your Fund shares.

The Special Meeting is scheduled for February 23, 2010, beginning at 10:00 a.m., Eastern Time, on the 14th Floor of the UBS Building located at 1285 Avenue of the Americas, New York, New York.

We urge you to support the liquidation by completing, signing and dating the enclosed proxy card, and promptly mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by calling 1-800-454-8683 or via the internet at www.proxyvote.com, by following the instructions on the enclosed card. If you hold your shares in a brokerage or bank account (in “street name”), your broker or bank cannot vote your shares (as it may have in the past) in support of the Plan unless you complete, sign, date and return the enclosed proxy voting form. Voting now will allow the Fund to minimize the expense that could be incurred with adjournments, further reminder mailings and solicitations. The proxy materials previously sent to you contain a detailed description of the Plan; if you would like another copy of the proxy statement, please contact the Fund’s proxy solicitor at the number appearing below.

Thank you.

Sincerely,

Richard Q. Armstrong
Independent Chairman of the Board

If you have questions or need assistance in voting your shares, please call:

Georgeson Inc.
199 Water Street, 26th Floor
New York, NY 10038
1-877-278-9670 (Toll Free)